© 2024 Portillo’s Hot Dogs | All rights reserved | Do not share or duplicate confidential content, in whole or part, without written consent 1

© 2024 Portillo’s Hot Dogs | All rights reserved | Do not share or duplicate confidential content, in whole or part, without written consent 2 •

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© 2024 Portillo’s Hot Dogs | All rights reserved | Do not share or duplicate confidential content, in whole or part, without written consent 4 21% 17% 14% 12% 11% 8% 8% 5% 4%

© 2024 Portillo’s Hot Dogs | All rights reserved | Do not share or duplicate confidential content, in whole or part, without written consent 5 Source: Qualtrics Customer Experience Benchmarks (CXB) – Proprietary benchmark survey fielded monthly. Results represent Q4 2023 to Q1 2024 Portil o’s Hot Dogs | Al rights reserved | Do not share or duplicate confidential content, in whole or part, ithout rit en consent

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© 2024 Portillo’s Hot Dogs | All rights reserved | Do not share or duplicate confidential content, in whole or part, without written consent 7 2023

© 2024 Portillo’s Hot Dogs | All rights reserved | Do not share or duplicate confidential content, in whole or part, without written consent 8 38 41 46 52 57 62 64 69 72 84 94 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024E Revenue Revenue 49% 44% 107% Restaurant-Level Adj. EBITDA1 Restaurant-Level Adj. EBITDA1 Cash Generated from Operating Activities Cash Generated from Operating Activities

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© 2024 Portillo’s Hot Dogs | All rights reserved | Do not share or duplicate confidential content, in whole or part, without written consent 11 Restaurant of the Future

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© 2019 Portillo’s Hot Dogs | All rights reserved | Do not share or duplicate confidential content, in whole or part, without written consent 1323 APPEND IX

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